SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A2


                                (AMENDMENT NO. 2)

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 19, 1998



                             BIOMUNE SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



                         Commission File Number: 0-11472

         Nevada                                         87-0380088
(State of Incorporation)                    (I.R.S. Employer Identification No.)


               2401 South Foothill Drive, Salt Lake City, UT 84109 (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code:(801) 466-3441

ITEM 2.Acquisition or Disposition of Assets.

      On June 1, 1998, Biomune Systems, Inc. (the "Company" or the "Registrant") signed and agreement to purchase a 52 percent ownership interest in Rockwood companies, LLC, formerly Rockwood Vitamins, LLC, a California limited liability company ("Rockwood"). Final issues surrounding the closing of the transaction were resolved on August 17, 1998. Among other things, the amendments to the Purchase Agreement included a reduction of the down payment to $360,000. In addition, Cypress Springs, LLC will receive up to 3,750,000 shares of convertible preferred stock of Biomune. The addendum is filed as an exhibit to this amended current report on Form 8-K.

ITEM 7.Financial Statements and Exhibits.

      (a) Financial Statements of Business Acquired. The audited financial statements of Rockwood are filed with this amendment

 Page

   3      Indepentent Auditors' Report
   4      Combined Balance Sheet at September 30, 1997 (Unaudited)
   5      Combined Statement of Operations for the Three Years Ended
            September 30, 1997 (Unaudited)
   6      Combined Statement of Stockholders' Equity for the Three Years Ended
            September 30, 1997 (Unaudited)
   7      Combined Statement of Cash Flows for the Three Years Ended
            September 30, 1997 (Unaudited)
   8      Notes to Combined Financial Statements


      (b) Pro Forma Financial Information. Pro forma information is filed with this amendment

 Page

  16      Pro Forma Condensed Consolidated Balance Sheet at March 31, 1998
            (Unaudited)
  17      Pro Forma Condensed Consolidated Statement of Operations for the Year
            Ended September 30, 1997 (Unaudited)
  18      Pro Forma Condensed Consolidated Statement of Operations for the Six
            Months Ended March 31, 1998 (Unaudited)
  19      Notes to Condensed Consolidated Financial Statements


      (c) Exhibits

          10 Purchase agreement between Biomune Systems, Inc. and Cypress Springs, LLC

                                                    INDEPENDENT AUDITORS' REPORT








To the Board of Directors and Stockholders of Rockwood Investments, Inc.


We have audited the accompanying combined balance sheet of Rockwood Investments, Inc., as of September 30, 1997 and 1996, and the related combined statements of operations and retained earnings, and cash flows for the years ended September 30, 1997, 1996, and 1995. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rockwood Investments, Inc., as of September 30, 1997 and 1996, and the results of their operations and their cash flows for the years ended September 30, 1997, 1996, and 1995, in conformity with generally accepted accounting principles.





TANNER+Co.



Salt Lake City, Utah
July 23, 1998

                                                                                ROCKWOOD INVESTMENTS, INC.
                                                                                    Combined Balance Sheet

                                                                                             September 30,
----------------------------------------------------------------------------------------------------------



                                                                             1997              1996
                                                                       -----------------------------------
              Assets

Current assets:
     Cash                                                              $          17,828 $           7,645
     Accounts receivable                                                       1,297,215           240,725
     Inventories                                                                  61,232           157,956
     Other current assets                                                         73,860               703
                                                                       -----------------------------------

                  Total current assets                                         1,450,135           407,029

Property and equipment, net                                                       10,153            15,939

Deferred income taxes                                                                  -            45,000
                                                                       -----------------------------------

                                                                       $       1,460,288 $         467,968
                                                                       -----------------------------------

----------------------------------------------------------------------------------------------------------

              Liabilities and Stockholder's Equity

Current liabilities:
     Accounts payable                                                  $         479,255 $         153,939
     Accrued liabilities                                                         274,095             9,959
     Notes payable                                                               378,000           200,000
                                                                       -----------------------------------

                  Total current liabilities                                    1,131,350           363,898
                                                                       -----------------------------------

Minority interest                                                                  4,184                 -

Commitments and contingencies                                                          -                 -

Stockholder's equity:
     Common stock, $1 par value; 10,000 shares
       authorized, issued and outstanding                                         10,000            10,000
     Retained earnings and members' equity                                       314,754            94,070
                                                                       -----------------------------------

                  Total stockholder's equity                                     324,754           104,070
                                                                       -----------------------------------

                                                                       $       1,460,288 $         467,968
                                                                       -----------------------------------




----------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.


                                                                                ROCKWOOD INVESTMENTS, INC.
                                                                          Combined Statement of Operations

                                                                                 Years Ended September 30,
----------------------------------------------------------------------------------------------------------




                                                                  1997           1996           1995
                                                             ---------------------------------------------

Sales                                                        $     4,055,836 $    3,379,411 $    3,721,067

Cost of sales                                                      2,357,535      2,097,285      2,709,532
                                                             ---------------------------------------------

              Gross profit                                         1,698,301      1,282,126      1,011,535

Selling, general and administrative expense                        1,589,464      1,318,184      1,068,428
                                                             ---------------------------------------------

              Income (loss) from operations                          108,837        (36,058)       (56,893)
                                                             ---------------------------------------------

Other income and (expense):
     Other income                                                    279,086              -              -
     Interest expense                                                (24,055)       (27,618)       (21,206)
                                                             ---------------------------------------------

              Net other income (expense)                             255,031        (27,618)       (21,206)
                                                             ---------------------------------------------

              Income (loss) before minority interest and
                (provision) benefit  for income taxes                363,868        (63,676)       (78,099)

Minority interest                                                     (4,184)             -              -
                                                             ---------------------------------------------

              Net income (loss) before income taxes                  359,684        (63,676)       (78,099)
                                                             ---------------------------------------------

Income taxes (provision) benefit:
     Current                                                         (95,000)         2,000          4,000
     Deferred                                                        (45,000)        21,000         24,000
                                                             ---------------------------------------------

                                                                    (140,000)        23,000         28,000
                                                             ---------------------------------------------

              Net income (loss)                              $       219,684) $     (40,676) $     (50,099)
                                                             ---------------------------------------------




----------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.


                                                                                ROCKWOOD INVESTMENTS, INC.
                                                                         Statement of Stockholders' Equity

                                                            Years Ended September 30, 1997, 1996, and 1995
----------------------------------------------------------------------------------------------------------




                                                Common Stock               Retained
                                           (Rockwood Investments,          Earnings/
                                                   Inc.)                   Members'
                                     ----------------------------------
                                          Shares           Amount           Equity            Total
                                     ---------------------------------------------------------------------

Balance October 1, 1994                        10,000 $          10,000 $        184,845 $         194,845

Net loss                                            -                 -          (50,099)          (50,099)
                                     ---------------------------------------------------------------------

Balance at September 30, 1995                  10,000            10,000          134,746           144,746

Net loss                                            -                 -          (40,676)          (40,676)
                                     ---------------------------------------------------------------------

Balance at September 30, 1996                  10,000            10,000           94,070           104,070

Member contributions                                -                 -            1,000             1,000

Net income                                          -                 -          219,684           219,684
                                     ---------------------------------------------------------------------

Balance at September 30, 1997                  10,000 $          10,000 $        314,754 $         324,754
                                     ---------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



                                                                                ROCKWOOD INVESTMENTS, INC.
                                                                          Combined Statement of Cash Flows

                                                                                 Years Ended September 30,
----------------------------------------------------------------------------------------------------------




                                                             1997             1996             1995
                                                       ---------------------------------------------------
Cash flows from operating activities:
     Net income (loss)                                 $         219,684 $        (40,676) $       (50,099)
     Adjustments to reconcile net income (loss)
       to net cash used in operating activities:
         Depreciation and amortization                            13,038            8,780            2,263
         (Gain) loss on sale of assets                            (4,539)           7,957              781
         Deferred income taxes                                    45,000          (21,000)         (24,000)
         (Increase) decrease in:
              Accounts receivable                             (1,056,490)         373,751         (426,343)
              Inventories                                         96,724           92,542         (103,423)
              Other current assets                               (73,157)           7,260            7,002
         Increase (decrease) in:
              Accounts payable                                   325,316         (480,668)         416,928
              Accrued liabilities                                264,136          (38,572)          38,682
              Minority interest                                    4,184                -                -
                                                       ---------------------------------------------------

                  Net cash used in
                  operating activities                          (166,104)         (90,626)        (138,209)
                                                       ---------------------------------------------------

Cash flows from investing activities:
     Purchase of property and equipment                          (13,713)         (25,510)          (5,066)
     Proceeds from sale of assets                                 11,000                -                -
                                                       ---------------------------------------------------

                  Net cash used in
                  investing activities                            (2,713)         (25,510)          (5,066)
                                                       ---------------------------------------------------

Cash flows from financing activities:
     Increase in notes payable                                   178,000           10,351           71,649
     Member contributions                                          1,000                -                -
                                                       ---------------------------------------------------

                  Net cash provided by
                  financing activities                           179,000           10,351           71,649
                                                       ---------------------------------------------------

                  Net increase (decrease) in cash                 10,183         (105,785)         (71,626)

Cash, beginning of year                                            7,645          113,430          185,056
                                                       ---------------------------------------------------

Cash, end of year                                      $          17,828 $          7,645  $       113,430
                                                       ---------------------------------------------------



----------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.



                                                      ROCKWOOD INVESTMENTS, INC.
                                          Notes to Combined Financial Statements

                                                     September 30, 1997 and 1996
--------------------------------------------------------------------------------


1.   Summary of Significant Accounting Policies

Organization
Rockwood Investments, Inc. (Rockwood) d.b.a. Rockwood Cosmetics, Inc. was incorporated under the laws of the state of California on December 15, 1992. The sole owner of Rockwood was Cypress Springs, L.L.C. (Cypress), a California limited liability company controlled by Ira E. Ritter (Ritter). On May 1, 1997, Rockwood formed a subsidiary, Drive by Willie Gault, L.L.C. (Drive), of which Rockwood owned a 73 percent interest. Also on May 1, 1997, Ritter formed Rockwood Vitamins, L.L.C. (Vitamins) of which he owned 90 percent.


Principles of Combination
The financial statements for the years ended September 30, 1996 and 1995 include the financial statements of Rockwood. The combined financial statements for the year ended September 30, 1997 include the financial statements of Rockwood and its subsidiary, Drive, subsequent to May 1, 1997, and Vitamins, subsequent to May 1, 1997 (together "the Company"). All significant intercompany balances and transactions have been eliminated.


Business Activity
The Company is primarily engaged in the development and sale of health, beauty and cosmetic aids.


Cash and Cash Equivalents
For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments with a maturity of three months or less to be cash equivalents.


Inventories
Inventories are stated at the lower of cost or market as determined using the first-in, first-out method.


Property and Equipment
Property and equipment are recorded at cost, less accumulated depreciation. Depreciation is provided using the straight line and accelerated methods over the estimated useful lives. Expenditures for maintenance and repairs are expensed when incurred and betterments are capitalized. Gains and losses on sale of property and equipment are reflected in net income.


--------------------------------------------------------------------------------

                                                      ROCKWOOD INVESTMENTS, INC.
                                          Notes to Combined Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------



1.   Summary of Significant Accounting Policies Continued

Income Taxes
Deferred income taxes are provided in amounts sufficient to give effect to temporary differences between financial and tax reporting, principally related to a net operating loss carryforward.


Vitamins, with the consent of its stockholders has elected under the Internal Revenue Code to be taxed as a limited liability company. In lieu of corporation income taxes, the stockholders of a limited liability company are taxed on the Vitamins' taxable income. Therefore, no provision or liability for federal income taxes related to Vitamins has been included in the financial statements.


Revenue Recognition
Revenue is recognized upon shipment of product or performance of services.


Defined Benefit Pension Plan
The Company had a defined benefit pension plan covering employees with at least one year of employment with the Company. The benefits were based on years of service and an employee's compensation during the last five years of employment. The Company's funding policy was to contribute annually the maximum amount that could be deducted for federal income tax purposes. Contributions were intended to provide not only for benefits attributed to the service to date, but also for those expected to be earned in the future. During the years ended September 30, 1997, 1996, and 1995, the Company contributed approximately $74,000, $73,000, and $71,000, respectively.


The defined benefit pension plan was terminated subsequent to September 30, 1997. As of September 30, 1997, the assets held by the plan exceeded the projected future obligation of such plan.

Concentration of Credit Risk
Financial instruments which potentially subject the Company to concentration of credit risk consist primarily of trade receivables. In the normal course of business, the Company provides credit terms to its customers. Accordingly, the Company performs ongoing credit evaluations of its customers and maintains allowances for possible losses which, when realized, have been within the range of management's expectations.

--------------------------------------------------------------------------------

                                                      ROCKWOOD INVESTMENTS, INC.
                                          Notes to Combined Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------



1.   Summary of Significant Accounting Policies Continued

Concentration of Credit Risk - Continued
The Company's customer base consists primarily of retail companies. Although the Company is directly affected by the well-being of the retail industry, management does not believe significant credit risk exists at September 30, 1997.

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such account and believes it is not exposed to any significant credit risk on cash and cash equivalents.


Use of Estimates in the Preparation of Financial Statements The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.   Detail of Certain Balance Sheet Accounts

                                                       September 30,
                                            ------------------------------------
                                                   1997              1996
                                            ------------------------------------
Inventories:
     Raw materials                          $           13,976 $          16,846
     Finished goods                                     47,256           141,110
                                            ------------------------------------

                                            $           61,232 $         157,956
                                            ------------------------------------




                                                        December 31,
                                            ------------------------------------
                                                   1997              1996
                                            ------------------------------------
Accrued liabilities:
     Royalties payable (see Note 10)        $           36,058 $              -
     Accrued promotion expense                         115,000                -
     Income taxes payable (receivable)                  46,000          (23,703)
     Other accrued expenses                             29,537           13,662
     Management fees payable                            47,500           20,000
                                            ------------------------------------

                                            $          274,095 $          9,959
                                            ------------------------------------



--------------------------------------------------------------------------------

                                                      ROCKWOOD INVESTMENTS, INC.
                                          Notes to Combined Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------



3.   Property and Equipment

Property and equipment consist of the following:


                                                   September 30,
                                        -----------------------------------
                                               1997             1996
                                        -----------------------------------

Equipment, furniture and fixtures       $           25,543 $         11,830
Vehicles                                                 -           13,459
                                        -----------------------------------

                                                    25,543           25,289

Less accumulated depreciation                      (15,390)          (9,350)
                                        -----------------------------------

                                        $           10,153 $         15,939
                                        -----------------------------------



4.   Notes Payable

Rockwood has a revolving line-of-credit arrangement which allows the Company to borrow a maximum of $500,000. Vitamins also has a revolving line-of-credit arrangement, which allows Vitamins to borrow a maximum of $300,000. All amounts advanced pursuant to these arrangements bear interest at the bank's prime rate plus 2 percent. Borrowings are secured by all assets of Rockwood and Vitamins. The line-of-credit arrangement of Rockwood matures on October 1, 1998 and the line-of-credit arrangement of Vitamins matures on November 1, 1998. Each line-of-credit arrangement contains various covenants requiring that certain financial ratios be maintained. At September 30, 1997, Rockwood and Vitamins were not in compliance with all line-of-credit covenants. Each line-of-credit is personally guaranteed by Ritter, the spouse of Ritter and a management company controlled by Ritter. The balance outstanding under these agreements at September 30, 1997 and 1996 was $378,000 and $200,000, respectively.



--------------------------------------------------------------------------------

                                                      ROCKWOOD INVESTMENTS, INC.
                                          Notes to Combined Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------



5.   Income Taxes

The (provision) benefit for income taxes is different than amounts which would be provided by applying the statutory federal income tax rate to income before (provision) benefit for income taxes for the following reasons:

                                          Years Ended September 30,
                                    ---------------------------------------
                                        1997         1996         1995
                                    ---------------------------------------

Federal income tax (provision)
  benefit at statutory rate         $    (122,000) $    22,000 $     26,000
State income taxes                        (17,000)       3,000        4,000
Nontaxable L.L.C. income                    4,000            -            -
Other                                      (5,000)      (2,000)      (2,000)
                                    ---------------------------------------

                                    $    (140,000) $    23,000 $     28,000
                                    ---------------------------------------



Deferred tax assets are comprised of the following:


                                                   September 30,
                                         ---------------------------------
                                               1997             1996
                                         ---------------------------------

Net operating loss carryforward          $            -   $         45,000
                                         ---------------------------------



6.   Related Party Transactions

The Company rents certain facilities from an entity controlled by Ritter on a month-to-month basis. The Company recorded rent expense of approximately $35,000, $25,000, and $19,000 for the years ended September 30, 1997, 1996, and
1995, respectively.


An entity controlled by Ritter provides management and administrative services to the Company. The Company recorded management fees of $695,000, $864,000, and $727,420 for the years ended September 30, 1997, 1996, and 1995, respectively. At September 30, 1996, the Company included $20,000 of related party accrued management fees in accrued expenses.


The Company has entered into certain license agreements with an entity partially owned by Ritter (see Note 10). During the year ended September 30, 1997, the Company recorded $30,661 of royalty expense related to such license agreements. At September 30, 1997, the Company included $15,243 of related party royalties payable in accrued expenses.

--------------------------------------------------------------------------------

                                                      ROCKWOOD INVESTMENTS, INC.
                                          Notes to Combined Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------



6.   Related Party Transactions Continued

A member of the Company's legal counsel is a stockholder of Vitamins. The Company incurred legal expenses with such legal counsel of approximately $14,000 during the period May 1, 1997 (date of organization of Vitamins) through September 30, 1997. As of September 30, 1997, the Company included in accounts payable legal fees to the related party of approximately $9,000.


During the year ended September 30, 1997, the Company recorded marketing fees of $270,000 related to services provided to Biomune Systems, Inc., a company which purchased a controlling interest in the Company subsequent to September 30, 1997 (see Note 11). Such marketing fees are reflected in other income.


7.   Major Customers

During the years ended September 30, 1997, 1996, and 1995, substantially all of the Company's sales were to the same customer. Sales to such customer were approximately $3,691,000, $3,379,000, and $3,721,000, respectively.


Subsequent to September 30, 1997, such major customer ceased placing new orders with the Company. The Company has made efforts to secure business with other retail companies and believes that by obtaining orders with such new customers, the loss of the major customer will not have an adverse effect on the Company's ability to continue as a going concern.


8.   Supplemental Cash Flow Information

During the years ended September 30, 1997, 1996, and 1995, operations reflect actual interest paid of approximately $24,000, $28,000, and $16,000, respectively, and actual income taxes paid of approximately $6,000, $18,000, and $10,000, respectively.



--------------------------------------------------------------------------------

                                                      ROCKWOOD INVESTMENTS, INC.
                                          Notes to Combined Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------



9.   Fair Value of Financial Instruments

None of the Company's financial instruments are held for trading purposes. The Company estimates that the fair value of all financial instruments at September 30, 1997, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgement is necessarily required in interpreting market data to develop the estimates of fair value, and, accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.


10.  Commitments and Contingencies

Royalties
The Company has entered into certain licensing agreements, which allow the Company to use certain formulas to develop product for sales. Such licensing agreements require the payment of 5 percent of all EONE (cosmetic product) sales to an entity partially owned by Ritter (see Note 6) and 2.5 percent of all Drive sales, as royalties, to the licensor.


The Company also has agreed to pay 36.5 percent of the net income of Drive to an individual for use of his name and services in marketing Drive products.


During the year ended September 30, 1997, the Company incurred royalty expense of approximately $67,000 and included $36,058 of royalties payable in accrued liabilities at September 30, 1997.


Litigation
The Company may become or is subject to investigations, claims or lawsuits ensuing out of the conduct of its business, including those related to environmental safety and health, product liability, commercial transactions etc. The Company has accrued amounts related to such lawsuits and is currently not aware of any additional items which it believes could have a material adverse affect on its financial position.



--------------------------------------------------------------------------------

                                                      ROCKWOOD INVESTMENTS, INC.
                                          Notes to Combined Financial Statements
                                                                       Continued

--------------------------------------------------------------------------------


11.  Subsequent Events

On April 1, 1998, Rockwood acquired the remaining 27 percent of Drive, thus becoming the sole owner. Also on April 1, 1998, Rockwood was combined with Vitamins leaving Vitamins as the surviving entity. At that date, the name of Rockwood Vitamins, L.L.C. was changed to Rockwood Companies, L.L.C. On June 1, 1998, Biomune Systems, Inc. purchased a 52 percent interest in Rockwood Companies, L.L.C.



--------------------------------------------------------------------------------

                     BIOMUNE SYSTEMS, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   (Unaudited)

                                 March 31, 1998


                    ASSETS                             Biomune         Rockwood          Adjustments             Pro Forma

Cash                                             $     495,758    $           -                           $        495,758

Accounts receivable                                    138,888          582,928                                    721,816

Inventories                                            305,869          439,463                                    745,332

Other current assets                                         -           30,008                                     30,008

Amounts due from (to) related parties                  676,587         (365,000)                                   311,587

Receivable from Volu-Sol, Inc.                         390,500                -                                    390,500
                                               ---------------------------------                        -------------------

Total current assets                                 2,007,602          687,399                                  2,695,001

Property and Equipment, net                             78,420            9,946                                     88,366

Cost in excess of net assets acquired                        -                -           832,754  (1)             832,754

Deferred income taxes                                        -                -                                          -

Other assets, net                                       35,828           90,495                                    126,323
                                               ---------------------------------                        -------------------

                                                 $   2,121,850    $     787,8                             $      3,742,444
                                               =================================                        ===================

               LIABILITIES AND
             SHAREHOLDERS' EQUITY

Cash overdraft                                   $           -    $      151,505                          $        151,505

Notes payable                                                -          193,000                                    193,000

Accounts payable                                        87,241          768,163                                    855,404

Accrued expenses                                         7,575          507,926                                    515,501

Minority interest                                            -                -                                          -
                                               ---------------------------------                        -------------------

Total current liabilities                               94,816        1,620,594                                  1,715,410

Shareholders' equity                                 2,027,034         (832,754)          832,754 (1)            2,027,034
                                               ---------------------------------                        -------------------

                                                 $   2,121,850    $      787,840                          $     3,742,444
                                               =================================                        ===================


                     BIOMUNE SYSTEMS, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)

                          Year Ended September 30, 1997


                                                     Biomune         Rockwood          Adjustments             Pro Forma

Revenues                                       $     199,051     $    4,055,836                           $      4,254,887

Cost of products sold                                165,401          2,357,535                                  2,522,936
                                        ----------------------------------------                         ------------------

Gross profit                                          33,650          1,698,301                                  1,731,951

General and administrative                         7,638,262          1,593,648          (270,000) (2)           8,961,910

Amortization of goodwill                                   -                  -           166,551  (3)             166,551

                                        ----------------------------------------                         ------------------

Loss from operations                              (7,604,612)           104,653                                 (7,396,510)

Interest expense                                           -            (24,055)                                   (24,055)

Other income                                         256,331            279,086          (270,000) (2)             265,417
                                        ----------------------------------------                         ------------------

Loss from continuing operations                   (7,348,281)           359,684                                 (7,155,148)

Loss from discontinued operations
of Volu-Sol, Inc.                                   (719,652)                 -                                   (719,652)
                                        ----------------------------------------                         ------------------

Loss before income taxes                          (8,067,933)           359,684                                 (7,874,800)

Income taxes                                               -           (140,000)                                  (140,000)
                                        ----------------------------------------                         ------------------

Net loss                                          (8,067,933)           219,684                                 (8,014,800)

Preferred stock dividends and
beneficial conversion premium                     (4,040,517)                 -                                 (4,040,517)
                                        ----------------------------------------                         ------------------

Net loss applicable to common
shares                                         $ (12,108,450)    $       219,68                           $    (12,055,317)
                                        ========================================                         ==================

Net loss per common share:
Continuing Operations                          $       (5.11)    $            -                           $          (5.02)
Discontinued Operations                                (0.32)                 -                                      (0.32)
                                        ----------------------------------------                         ------------------

Earnings per share                             $       (5.43)    $            -                           $          (5.34)
                                        ========================================                         ==================

Weighted average number of
shares outstanding                                 2,229,624                                                     2,229,624
                                        =====================                                            ==================


                     BIOMUNE SYSTEMS, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)

                         Six Months Ended March 31, 1998


                                                     Biomune         Rockwood          Adjustments             Pro Forma

Revenues                                       $      70,769     $    2,281,627                                $ 2,352,396

Cost of products sold                                 39,439          1,564,853                                  1,604,292
                                        ----------------------------------------                      ---------------------

Gross profit                                          31,330            716,774                                    748,104

General and administrative                         1,970,837          1,770,104                                  3,740,941

Amortization of goodwill                                   -                  -          166,551  (3)              166,551

                                        ----------------------------------------                      ---------------------

Loss from operations                              (1,939,507)        (1,053,330)                                (3,159,388)

Interest expense                                           -            (41,972)                                   (41,972)

Other income                                          84,764                  -                                     84,764
                                        ----------------------------------------                      ---------------------

Loss from continuing operations                   (1,854,743)        (1,095,302)                                (3,116,596)

Loss from discontinued operations
of Volu-Sol, Inc.                                          -                  -                                          -
                                        ----------------------------------------                      ---------------------

Loss before income taxes                          (1,854,743)        (1,095,302)                                (3,116,596)

Income taxes                                               -             95,000                                     95,000
                                        ----------------------------------------                      ---------------------

Net loss                                          (1,854,743)        (1,000,302)                                (3,021,596)

Preferred stock dividends and
beneficial conversion premium                       (769,152)                 -                                   (769,152)
                                        ----------------------------------------                      ---------------------

Net loss applicable to common
shares                                         $  (2,623,895)    $    (1,000,302)                         $     (3,790,748)
                                        ========================================                      =====================

Net loss per common share:
Continuing Operations                          $       (0.64)    $            -                           $          (0.95)
Discontinued Operations                                    -                  -                                          -
                                        ----------------------------------------                      ---------------------

Earnings per share                             $       (0.64)    $            -                           $          (0.95)
                                        ========================================                      =====================

Weighted average number of
shares outstanding                                 4,074,427                                                     4,074,427
                                        =====================                                         =====================


                     BIOMUNE SYSTEMS, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   (Unaudited)

                                 March 31, 1998


NOTE A -- The pro forma adjustments to the condensed consolidated balance sheet are as follows:

          (1) To reflect the acquisition of 52% of Rockwood, and in accordance with push-down accounting, the accumulated deficit of Rockwood has been pushed down to goodwill in order to reflect the fair market value of Rockwood. The purchase price consists of up to 3,000,000 shares of series H preferred stock which will be issued if certain specified earnings are achieved. Due to the contingent nature of such issuance of preferred stock, no amount will be recorded until the specified earnings are achieved and the preferred stock is issued. Accordingly, the cost in excess of net assets acquired (goodwill) consists of the accumulated deficit of Rockwood at March 31, 1998.


NOTE B -- The pro forma adjustments to the condensed financial statements of income are as follows:

          (2) Elimination of $270,000 of marketing fees charged by Rockwood to Biomune.

          (3) Amortization of cost in excess of net assets acquired (goodwill). Amortization has been calculated based on an estimated life of five years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    BIOMUNE SYSTEMS, INC.
                                                   (Registrant)

Date: August 18, 1998                               /s/ Michael G. Acton
                                                    ---------------------
                                                    By: Michael G. Acton
                                                    Chief Executive Officer